Exhibit 99.2

Valmont Industries, Inc. Third Quarter 2019 Earnings Presentation October 24, 2019

Forward - looking Statement Disclosure These slides contain (and the accompanying oral discussion will contain) “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward - looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward - looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation

3 Q 2019 Segment Revenue and Market Drivers Organic Growth and Acquisitions Support Long - Term Revenue Growth Targets 3 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation $ 268.1M Engineered Support Structures 38.8% of Sales $ 205.0M Utility Support Structures 29.7% of Sales $93.0M Coatings 13.5% of Sales $ 144.1M Irrigation N.A .: $82.8M | International: $61.3M 20.9% of Sales MARKET DRIVERS • Continued state and local government spending in North America markets • Carriers’ expansion of 4G networks and 5G site preparation • Acceleration to replace aging infrastructure in North America transmission markets • Regulatory pressure on utilities to replace wood structures with steel & concrete • External market demand generally follows industrial production levels • Demand from ESS, Utility and Irrigation segments provides steady baseload • U.S. agriculture market remains challenging; macro conditions continue to weigh on sentiment • Technology growth is a green shoot TOTAL 3 Q 2019 REVENUE: $690.3M

3 Q 2019 Summary Revenue Operating Income Diluted EPS +1.7% +66.5% +1.0% +825% +1.6% • Higher sales in ESS, Irrigation & Coatings • Sales growth led by wireless communication & transportation demand, revenue from acquisitions & sustained pricing discipline • Operating Income of $63.9M (9.3% of sales) grew 66.5% vs. 2018 GAAP results, and 1.0% vs. 2018 adjusted results • $5.6M change to LIFO vs. 2018 from significant steel cost volatility during 2018 and 2019 • Diluted EPS of $1.85 • 2019 includes a ($0.24) unfavorable impact from nonrecurring expenses in the ESS segment • Capacity constraints & operational inefficiencies in infrastructure operations pressured earnings $M, except for per share amounts 1 Please see Reg G reconciliation of non - GAAP financial measures to GAAP measures at end of the document $690.3 $678.7 2019 2018 $63.9 $63.9 $38.4 $63.2 GAAP Adjusted 2019 2018 $1.85 $1.85 $0.20 $1.82 GAAP Adjusted 2019 2018 1 1 4 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation

Revenue Operating Income 3 Q Results | Engineered Support Structures COMMENTARY • Higher sales driven by transportation and wireless communication demand, notably in North America markets • Strong backlogs and a favorable pricing environment have kept lead times extended across the industry • Wireless communication structures and components sales grew >30% in 3Q; 70% growth in North American markets • Access Systems sales down from lower volumes and unfavorable FX • Lower Op Inc from a nonrecurring, ($7.5M) loss in Access Systems that offset improved profitability in North America transportation and wireless communication markets Note: Please see Reg G reconciliation of non - GAAP financial measures to GAAP measures at end of the document; 1 Net sales after intersegment eliminations ($M) Key Statistics 2018 Revenue 1 $248.4 Volume 15.0 Pricing/Mix 0.5 Acquisitions 8.4 Currency Translation (5.8) 2019 Revenue 1 $ 266.5 $266.5 $248.4 2019 2018 $21.8 $16.5 $22.8 2019 2018 2018 Adj 5 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation

Revenue Operating Income 3 Q Results | Utility Support Structures COMMENTARY • Sales decreased from less available market capacity in China, lower production levels in North American factories, and smaller project sizes in international markets • Rapid increases in demand driven by transmission project acceleration to replace aging infrastructure and greater regulatory pressure to replace wood structures have constrained capacity and labor availability • Flat Op Inc as improved profitability from pricing actions were muted by insufficient capacity, notably in our China facilities and a plant closure in North America in early 2019 Note: Please see Reg G reconciliation of non - GAAP financial measures to GAAP measures at end of the document; 1 Net sales after intersegment eliminations ($M) Key Statistics 2018 Revenue 1 $218.0 Volume (27.7) Pricing/Mix 12.8 Acquisitions 2.1 Currency Translation (1.0) 2019 Revenue 1 $ 204.2 $204.2 $218.0 2019 2018 $20.4 $2.1 $20.0 2019 2018 2018 Adj 6 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation

Revenue Operating Income 3 Q Results | Coatings COMMENTARY • Sales growth was slightly higher than GDP levels, led by recent acquisitions and continued pricing discipline in a favorable raw material cost environment • Lower external market volumes impacted sales and profitability late in the quarter, offset by higher internal baseload Note: Please see Reg G reconciliation of non - GAAP financial measures to GAAP measures at end of the document; 1 Net sales after intersegment eliminations ($M) Key Statistics 2018 Revenue 1 $74.5 Volume (6.1) Pricing/Mix 2.8 Acquisitions 6.9 Currency Translation (1.2) 2019 Revenue 1 $ 76.9 $13.9 $14.4 2019 2018 7 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation $76.9 $74.5 2019 2018

Revenue Total Operating Income 3 Q Results | Irrigation COMMENTARY • Globally, gross sales increased 2.9%; North American sales increased 6.0%, with a 1.0% sales decrease in International markets • Sales growth in whole systems, aftermarket parts and technology lifted North America revenues, offset by lower sales of industrial tubing products • Higher project sales in the Middle East region and solid demand in Brazil were offset by lower volumes in the APAC region • A more profitable sales mix was more than offset by lower volumes in international markets and industrial tubing, and higher R&D expenses from technology growth investments Note: Please see Reg G reconciliation of non - GAAP financial measures to GAAP measures at end of the document; 1 Net sales after intersegment eliminations ($M) Key Statistics 2018 Revenue 1 $137.8 Volume 9.0 Pricing/Mix (3.5) Acquisitions - Currency Translation (0.6) 2019 Revenue 1 $ 142.7 $18.2 $21.3 2019 2018 2019 2018 $81.4 $61.3 $75.8 $62.0 North America International 8 | October 24 , 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation

YTD Cash Flow Highlights 9 | October 24 , 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation ($M) YTD 9/30/19 YTD 9/29/18 Net Cash Flows from Operating Activities $ 239.2 $ 68.1 Net Cash Flows from Investing Activities (139.2) (113.4) Net Cash Flows from Financing Activities (82.7) (136.7) Net Cash Flows from Operating Activities $ 239.2 $ 68.1 Purchase of Property, Plant & Equipment (72.0) (48.9) Free Cash Flows $ 167.2 $ 19.2 2019 YTD Cash Flow | FCF Reconciliation Cash and Debt Highlights $327.2M ($139.0 ex - U.S.) Cash at 09/28/2019 $ 764.5M Total Long - Term Debt at 09/28/2019

Capital Allocation | A Balanced Approach Aligned with Capital Allocation Commitments Announced in 2014 ($M) $72 $82 $55 $25 Capital Expenditures Acquisitions Share Repurchases Dividends 2019 YTD Capital Deployment Capital Expenditures • Working capital investment to support investments in people, technology and systems • 3Q spending driven by 4 factory expansions to support strong global market demand • Total CapEx of $90 - $100M expected in 2019 Acquisitions • Strategic fit + market expansion • Returns exceeding cost of capital within 3 years • $82M excludes the purchase of the remaining 20% of the non - controlling interest in Walpar for $23M Share Repurchases • Opportunistic approach • Supported by free cash flows • $212M remains on current authorization on 09 /28/19 Dividends • Payout ratio target: 15% of earnings • Current payout: ~ 20% 10 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation Growing Our Business Returning Cash to Shareholders

2019 Financial Guidance and Key Assumptions KEY ASSUMPTIONS • Revenue growth: evenly divided between organic and completed acquisitions • Raw material inflation expected flat to slightly deflationary • Unfavorable foreign exchange translation impact ~1.5% of net sales • Free cash flow expected to be ~ 1.2X net earnings • ROIC ~ 10% 2019 Full Year Financial Outlook and Key Metrics PRIOR CURRENT Diluted EPS $ 8.10 - $ 8.70 $7.05 - $7.45 Revenue Growth 1 6% – 7% 1% – 2% Operating Margin Change 10 – 40 bps (60 – 90) bps Global Effective Tax Rate ~ 25% No Change Capital Expenditures $90M – $100M No Change 1 Additional 2019 acquisitions not included in guidance. 11 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation

Revisions driven by one - time expenses, NA infrastructure capacity constraints, and lower expected Coatings & Irrigation volumes Strong infrastructure market demand will continue; we expect margin improvement going forward Irrigation segment continues to perform below our expectations this year; technology is a green shoot Adding capacity in existing infrastructure facilities , addressing labor constraints and elevating our lean focus Remain committed to price discipline in all segments and markets, and a balanced capital allocation strategy Summary of 2019 Outlook 01 05 02 04 03 12 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation

APPENDIX 13 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation

Valmont Structures Small Cell Products Advancing the Industry with Integrated Solutions 14 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation

Third Quarter and YTD 2019 Financial Summary Gross Sales 3Q 2019 3Q 2018 Change YTD 2019 YTD 2018 Change Engineered Support Structures $ 2 68.1 $ 251.5 6.6% $ 757.1 $ 727.2 4.1% Utility Support Structures 205.0 218.3 (6.1%) 658.7 625.9 5.3% Coatings 93.0 90.4 2.8% 278.1 267.0 4.2% Irrigation 144.1 140.2 2.9% 452.2 491.1 (7.9%) Other - - - - 23.1 (100.0%) Intersegment Sales (19.9) (21.7) (8.7%) (62.7) (74.5) (15.6%) Net Sales $ 690.3 $ 678.7 1 .7% $ 2,083.4 $ 2,059.8 1.1% Operating Income $ 63.9 $ 38.4 66.5% $ 182.7 $ 166.0 10.1% Adjusted Operating Income 1 $ 63.9 $ 63.2 1.0% $ 182.7 $ 203.3 (10.1%) Net Income $ 40.1 $ 4.4 802.5% $ 118.0 $ 76.7 53.8% Adjusted Net Income 1 $ 40.1 $ 40.7 (1.4%) $ 118.0 $ 129.0 (8.5%) Diluted Earnings Per Share (EPS) $ 1.85 $ 0.20 825.0% $ 5.41 $ 3.40 59.1% Adjusted Diluted (EPS) $ 1.85 $ 1.82 1.6% $ 5.41 $ 5.72 (5.4)% 1 Please see Reg G reconciliation of non - GAAP financial measures to GAAP measures at end of the document. $M, except for per share amounts 15 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation

Calculation of Adjusted EBITDA & Leverage Ratio Certain of our debt agreements contain covenants that require us to maintain certain coverage ratios. Our Debt/Adjusted EBITDA may not exceed 3.5X Adjusted EBITDA (or 3.75X Adjusted EBITDA after certain material acquisitions) of the prior four quarters. See “Leverage Ratio “ below. TTM 28 - Sep - 1 9 Net earnings attributable to Valmont Industries, Inc. $ 135,684 Interest expense 4 0,389 Income tax expense 47,258 Depreciation and amortization expense 8 1,233 EBITDA 304,564 Cash restructuring expenses 15,566 Impairment of property, plant and equipment 4,473 EBITDA from acquisitions (months not owned by Company) 2,411 Adjusted EBITDA $ 327,014 Debt $ 7 84,593 Leverage Ratio 2. 40 16 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation

Summary of Effect of Significant Non-recurring Items on Reported Results

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES
SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS
REGULATION G RECONCILIATION
(Dollars in thousands, except per share amounts)
(unaudited)

The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) debt refinancing expenses (2) impairment of goodwill and tradename (3) restructuring costs (4) acquisition diligence expenses and (5) the loss from divestiture of Donhad, (b) operating income from these expenses, and (c) segment operating income for these items. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures.

	13 Weeks Ended Sept 29, 2018	Diluted earnings per share	39 Weeks Ended Sept 29, 2018	Diluted earnings per share
Net earnings attributable to Valmont Industries, Inc. - as reported	$ 4,448	$ 0.20	$ 76,689	$ 3.40
Debt refinancing expenses, pre-tax	14,820	0.66	14,820	0.66
Impairment of goodwill and tradename, pre-tax	15,780	0.71	15,780	0.70
Restructuring expenses, pre-tax	6,243	0.28	17,662	0.78
Acquisition diligence costs, pre-tax	2,859	0.13	3,840	0.17
Loss from divestiture of grinding media business, pre-tax	-	-	6,084	0.27
Total Adjustments	39,702	1.78	58,186	2.58
Tax effect of adjustments *	(2,931)	(0.13)	(5,360)	(0.24)
Completion of 2017 tax reform adjustment	(491)	(0.02)	(491)	(0.02)
Net earnings attributable to Valmont Industries, Inc. - Adjusted	$ 40,728	$ 1.82	$ 129,024	$ 5.72
Average shares outstanding (000's) - Diluted		22,352		22,574

* The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction.

17 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation

valmont

Summary of Effect of Significant Non - recurring Items on Reported Results 18 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation Segment Operating Income Reconciliation Engineered Support Structures Utility Support Structures Coatings Irrigation Other/ Corporate Operating income - as reported 16,499$ 2,090$ 14,373$ 21,302$ (15,904)$ Impairment of goodwill and tradename - 15,780 - - - Restructuring expenses 5,746 497 - - - Acquisition diligence costs 553 1,672 - - 634 Adjusted Operating Income 22,798$ 20,039$ 14,373$ 21,302$ (15,270)$ Net sales 251,524 218,269 90,433 140,175 Operating Income as a % of Sales 6.6% 1.0% 15.9% 15.2% NM Adjusted Operating Income as a % of Sales 9.1% 9.2% 15.9% 15.2% NM For the Third Quarter Ended Sept 29, 2018

Summary of Effect of Significant Non - recurring Items on Reported Results 19 | October 24, 2019 | Valmont Industries, Inc. | Q3 2019 Earnings Presentation Operating Income Reconciliation 13 Weeks Ended Sept 29, 2018 39 Weeks Ended Sept 29, 2018 Operating income - as reported 38,360$ 165,990$ Impairment of goodwill and tradename 15,780 15,780 Restructuring expenses 6,243 17,662 Acquisition diligence costs 2,859 3,840 Adjusted Operating Income 63,242$ 203,272$ Net Sales - as reported 678,692$ 2,059,781$ Operating Income as a % of Sales 5.7% 8.1% Adjusted Operating Income as a % of Adjusted Sales 9.3% 9.9%